                                                                  Exhibit 10.3

                             CUSTODIAL AGREEMENT

                                    among

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                           Originator and Servicer

                  CATERPILLAR FINANCIAL FUNDING CORPORATION

                                  Depositor

                 CATERPILLAR FINANCIAL ASSET TRUST 200[_]-[_]

                                    Issuer

                                     and

                                    [NAME]

                       Indenture Trustee and Custodian

                              Dated as of [Date]

                                      TABLE OF CONTENTS

                                        i

        Section 6.13. Limitation of Liability of Indenture Trustee and
                      Owner Trustee...........................................13

ARTICLE VII    REGULATION AB COMPLIANCE.......................................13

        Section 7.1.  Additional Representations and Warranties of
                      the Custodian...........................................13

        Section 7.2.  Additional Representations and Warranties of

                                        ii

                         FORM OF CUSTODIAL AGREEMENT

            THIS  CUSTODIAL  AGREEMENT  is  made  as of  [Date]  (as  amended, modified or supplemented  from time to time, this  "Agreement"),  by and among
CATERPILLAR  FINANCIAL  SERVICES  CORPORATION,  as originator  and as servicer
(the  "Originator" and the "Servicer",  respectively),  CATERPILLAR  FINANCIAL
FUNDING  CORPORATION,  as depositor (the "Depositor"),  CATERPILLAR  FINANCIAL
ASSET TRUST  200[_]-[__]  (the  "Issuing  Entity"),  [NAME],  as trustee  (the
"Indenture Trustee"), and [NAME], as custodian (the "Custodian").

                                   RECITALS

            WHEREAS,  before the Closing Date the  Originator  is the owner of the Receivables;

            WHEREAS,  pursuant to the Purchase Agreement,  the Originator will sell the Receivables to the Depositor;

            WHEREAS,  pursuant  to  the  Sale  and  Servicing  Agreement,  the
Depositor  will  sell  the  Receivables  acquired  pursuant  to  the  Purchase
Agreement to the Issuing Entity;

            WHEREAS,  pursuant to the Indenture, the Issuing Entity will Grant to the Indenture Trustee,  as trustee all of the Issuing Entity's right, title and  interest  in, to and under the  Receivables  and the other  assets of the
Issuing Entity;

            WHEREAS,  during such time as the Originator,  the Depositor,  the
Issuing  Entity  or the  Indenture  Trustee  owns  or has an  interest  in the
Receivables,  such  Person  or  Persons  shall be  referred  to  herein as the
"Receivables  Holder," and the Custodian  shall hold all  Receivables  for the benefit  of  the  Originator,  the  Depositor,  the  Issuing  Entity  and  the
Indenture Trustee during such time as such Person is a Receivables Holder;

            WHEREAS,  in connection  with the  foregoing,  the parties  hereto
desire  to  provide  for  the  custody  and  management  of  the   Receivables
transferred  pursuant  to the  Purchase  Agreement,  the  Sale  and  Servicing
Agreement and the Indenture (each, a "Transfer");

            WHEREAS,  the  Custodian is a financial  institution  regulated by the Comptroller of the Currency of the United States;

            WHEREAS,  the  Originator,  the Depositor,  the Issuing Entity and
the Indenture  Trustee,  during such time as each such Person is a Receivables
Holder,  desire to have the Custodian  (i) hold the  Receivables  as custodian for each such party,  (ii) take possession of the Contracts and the Receivable
Files  related  to  the  Receivables,   along  with  certain  other  documents
specified  in this  Agreement,  as the  custodian  for,  and bailee  of,  such
Receivables  Holder  in  accordance  with the  terms  and  conditions  of this
Agreement,  and (iii) retain  possession of the Contracts and Receivable Files and  such  other  documents  as  custodian  for and  bailee  of the  Indenture
Trustee;  and the  Custodian  is willing  and able to  perform  the duties and obligations of a custodian and bailee as set forth herein; and

            WHEREAS,  the  Servicer  will act as servicer  of the  Receivables pursuant to the Sale and Servicing Agreement.

            NOW,  THEREFORE,  in  consideration of the premises and the mutual
agreements   hereinafter  set  forth,  the  Originator,   the  Servicer,   the
Depositor,  the Issuing Entity, the Indenture Trustee and the Custodian hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

Section 1.1.      Definitions.   Certain   capitalized   terms  used  in  this
Agreement and not otherwise defined herein shall have the respective  meanings assigned  them in the Sale and  Servicing  Agreement,  dated as of [Date]  (as amended,  modified or supplemented  from time to time, the "Sale and Servicing
Agreement"),  among the Issuing  Entity,  the Depositor and the Servicer or in
the Indenture,  dated as of [Date] (as amended,  modified or supplemented from time to time, the  "Indenture"),  between the Issuing Entity and the Indenture
Trustee. All references in this Agreement to Articles,  Sections,  Subsections and  Exhibits  are to the same  contained  in or  attached  to this  Agreement unless  otherwise  specified.  All terms defined in this Agreement  shall have the defined  meanings when used in any  certificate,  notice or other document made or delivered  pursuant hereto unless otherwise  defined therein.  As used in this  Agreement and in any  certificate or other document made or delivered pursuant hereto or thereto,  accounting terms not defined in this Agreement or in any such  certificate  or  other  document,  and  accounting  terms  partly defined in this Agreement or in any such  certificate or other document to the extent not defined,  shall have the  respective  meanings  given to them under generally accepted accounting  principles.  To the extent that the definitions of  accounting  terms in this  Agreement or in any such  certificate  or other document  are  inconsistent  with the  meanings of such terms under  generally accepted accounting  principles,  the definitions  contained in this Agreement or in any  such  certificate  or  other  document  shall  control.  The  words
"hereof,"  "herein,"  "hereunder,"  and words of similar  import  when used in this  Agreement  shall  refer  to this  Agreement  as a  whole  and not to any particular  provision  of this  Agreement;  the term  "including"  shall  mean
"including  without  limitation";  and the  term  "or" is not  exclusive.  The definitions  contained in this  Agreement  are  applicable  to the singular as well as the plural forms of such terms and to the  masculine as well as to the feminine and neuter genders of such terms.

Section 1.2.      Interpretation   of  the  Agreement.   In  interpreting  any
mistake or ambiguity  contained  herein,  the parties  hereto agree to resolve any such mistakes or ambiguities in favor of the Indenture Trustee.

                                 ARTICLE II

                            CUSTODIAL ARRANGEMENT

Section 2.1.      Appointment   as   Custodian.   Subject  to  the  terms  and
conditions  hereof,  the  Depositor,  the  Issuing  Entity  and the  Indenture
Trustee,  as their  interests may appear,  hereby appoint [Name of Custodian],

                                        2

and [Name of  Custodian]  hereby  accepts  such  appointment,  as Custodian to maintain  custody of the  Receivables,  the Contracts and the Receivable Files
during such time as each such Person is a Receivables Holder.

Section 2.2.      Maintenance  of Office.  The  Custodian  agrees to  maintain each  Receivable  File  identified in  Section 3.03  of the Sale and Servicing
Agreement and Section 2.04 of the Purchase  Agreement at its office located at
[address of  Custodian],  or at such of its other offices in [__] as Custodian shall designate from time to time after giving the Originator,  the Depositor, the Issuing  Entity,  each of the Rating  Agencies and the  Indenture  Trustee prior  written  notice,  which office shall be  maintained  separate  from the offices of the Originator,  the Depositor and the Servicer and shall be at all times under the exclusive  dominion of the Custodian.  None of the Custodian's employees  shall be employees of the Originator,  the Depositor,  the Servicer or any of the Servicer's Affiliates.

                                 ARTICLE III

                            CUSTODIAL ARRANGEMENT

Section 3.1.      Transfer of  Receivables;  Delivery of Documents.  Within 30
days of the  Closing  Date,  the  Originator  shall  deliver,  or  cause to be delivered,  to the  Custodian,  the Receivable  Files,  including the Original
Contract evidencing each Receivable.

            On the date on which the Originator  delivers the Receivable Files to the Custodian (the "Delivery  Date"),  the Originator  shall deliver to the
Custodian  a  transfer  certificate  in  form  of  Exhibit  C  (a  "Transfer
Certificate"),   acknowledging  the  Transfer  of  the  Receivables  from  the
Originator  to the  Depositor  pursuant to the  Purchase  Agreement.  Upon its receipt of such Transfer  Certificate,  the Custodian shall  acknowledge  such
Transfer  Certificate  (as provided  thereon)  and deliver to the  Depositor a
Custodian  Certification  (as  defined  in  Section  3.2) (the  "Depositor's
Custodian  Certification")  certifying that it is holding the Receivable Files delivered to it by the Originator on behalf of the Depositor.

            Upon  receipt  of the  Depositor's  Custodian  Certification,  the
Depositor shall deliver to the Custodian a Transfer Certificate  acknowledging the  Transfer of the  Receivables  from the  Depositor  to the Issuing  Entity pursuant  to the Sale  and  Servicing  Agreement.  Upon  its  receipt  of such
Transfer   Certificate,   the  Custodian  shall   acknowledge   such  Transfer
Certificate as provided  thereon and deliver to the Issuing Entity a Custodian
Certification  (the "Issuing  Entity's  Custodian  Certification")  certifying that it is holding the Receivable  Files  delivered to it by the Originator on behalf of the Issuing Entity.

            Upon receipt of the Issuing Entity's Custodian Certification,  the
Issuing  Entity  shall  deliver  to  the  Custodian  a  Transfer   Certificate
acknowledging  the Transfer of the Receivables  from the Issuing Entity to the
Indenture  Trustee  pursuant  to the  Indenture.  Upon  its  receipt  of  such
Transfer   Certificate,   the  Custodian  shall   acknowledge   such  Transfer
Certificate  as  provided  thereon  and  deliver  to the  Indenture  Trustee a
Custodian Certification (the "Trustee's Custodian  Certification")  certifying that it is holding the Receivable  Files  delivered to it by the Originator on behalf of the Indenture Trustee.

                                        3

            Custodian hereby  acknowledges  receipt of the Purchase Agreement, the  Sale  and  Servicing  Agreement  and  the  Indenture.  Custodian  further acknowledges  that, on the Delivery Date and pursuant to this  Agreement,  the
Purchase  Agreement,  the  Sale and  Servicing  Agreement  and the  Indenture,
Custodian  will be given  possession of the  Receivable  Files relating to the
Receivables   constituting  a  portion  of  the  Collateral,   each  of  which
Receivables  will  be  described  specifically  on  Schedule  A to each of the
Purchase Agreement and the Sale and Servicing Agreement,  a copy of which will be delivered to Custodian  simultaneously  with the delivery of the Receivable
Files relating  thereto.  On and after the Delivery Date and the completion of the Transfers  described  above, and so long as this Agreement shall remain in effect,  Custodian shall hold the Receivable  Files now and  thereafter,  from time to time,  in its sole custody and control as custodian  for and bailee of the Indenture Trustee, as trustee,  unless and until released from the lien of the  Indenture  and  otherwise  in  accordance  with the  Sale  and  Servicing
Agreement,  in which  event,  Custodian  shall  hold the  Receivables  and the
Receivable  Files as  trustee  and bailee  for the  benefit of the  applicable
Receivables Holder.

Section 3.2.      Certification.  Custodian  shall hold all  documents in each
Receivable  File  on  behalf  of  the  Indenture   Trustee  pursuant  to  this
Agreement.  Upon  consummation  of a Transfer in accordance with terms hereof,
Custodian shall, with respect to the Receivables  transferred to a Receivables
Holder in  connection  with a  Transfer,  number,  execute  and deliver to the applicable  Receivables  Holder  (with  a copy  to the  Servicer)  one or more certifications  (each,  a "Custodian  Certification")  in the form attached as
Exhibit A.  Upon  issuance of a Custodian  Certification  with  respect to any
Transfer,  the Custodian  Certification relating to such Receivable previously
delivered  shall  be  deemed  and  marked   cancelled  with  respect  to  such
Receivable.

Section 3.3.      Release  of  Receivable  Files.  From  time to  time  and as provided in the Sale and Servicing Agreement,  Custodian is hereby authorized, upon written request of Servicer (with the approval of the Indenture  Trustee, which  approval  shall not be  unreasonably  withheld)  in the form annexed as
Exhibit B,  to release to the  Servicer  the  Receivable  File  related to any
Receivable  or the  specific  documents  identified  in  such  request  to the
Servicer.  All  documents so released to the  Servicer  shall be held by it in trust for the benefit of the  Indenture  Trustee.  Servicer  shall  return the
Receivable  File,  or  such  other  documents  which  have  been  released  to
Servicer,  to Custodian  when  Servicer's  need therefor in connection  with a foreclosure,  modification,  termination  or  repossession  no longer  exists, unless the  Receivable  shall be  satisfied  in full or  liquidated,  in which case,  upon  receipt  of a  certification  to such  effect  from  Servicer  to
Custodian in the form annexed as Exhibit B,  the related Receivable File shall be released by Custodian to Servicer,  and Custodian shall  thereupon  reflect any such  liquidation on the related  Receivable.  Pursuant to Section 4.07 of the Sale and Servicing  Agreement,  (i) the Servicer shall return a Receivable
File  released to it within  five  Business  Days of such  release and (ii) if such Receivable  File has not been returned to the Custodian  within such five
Business Day period, the Servicer shall repurchase the related Receivable.

            Notwithstanding  anything herein or in any other Basic Document to the contrary,  (i) the  Servicer shall return any Receivable  File released to it in  connection  with a  modification  or extension  of a Receivable  to the
Custodian on the same day such file is released and (ii) the  Custodian  shall
not  release  a  Receivable   File  to  the  Servicer  in  connection  with  a
modification  or  extension of a  Receivable  if,  after giving  effect to the

                                        4

release  of such  Receivable  File,  the  aggregate  Principal  Balance of all
Receivables having released  Receivable Files in connection with modifications and extensions exceeds $[_________].

Section 3.4.      Purchase;   Payment  In  Full.  Upon  the  purchase  of  any
Receivable  pursuant to  Section 3.02,  3.05 or 4.07 of the Sale and Servicing
Agreement or  Section 6.02 of the Purchase  Agreement,  or upon the payment in full of any  Receivable,  which shall be evidenced by  Custodian's  receipt of the request for release in the form  annexed  hereto as  Exhibit B,  Custodian shall  promptly  release  the  related  Receivable  File to  Servicer  and the security  interest in such  Receivable and related  Receivable File granted by the Issuing Entity to the Indenture  Trustee  pursuant to the Indenture  shall terminate  without any further action by the Custodian,  the  Originator,  the
Depositor or the Indenture Trustee.

Section 3.5.      Other  Duties of  Custodian.  The  Custodian  shall have and perform the other following powers and duties:

(a)         Safekeeping.  To segregate the  Receivables  and Receivable  Files from all other  receivables,  leases and installment  sale contracts and similar records in its possession,  to identify the Receivable  Files as being  held and to hold the  Receivable  Files  for and on behalf of the
      Receivables  Holders  (which,  on and after the Delivery Date,  shall be the Indenture Trustee),  to maintain accurate records pertaining to each
      Contract and Receivable in the Receivable  Files,  to provide  monthly a list  of all  Receivable  Files  held  by it,  together  with a  current exception  report,  and to provide such  information  as is necessary to enable the  Servicer to deliver the reports and  notifications  required by  Section 4.09  of the Sale and Servicing  Agreement.  Custodian  will promptly  report to the  Indenture  Trustee  any  failure on its part to
      hold  the  Receivable   Files  as  herein  provided  and  promptly  take
      appropriate action to remedy any such failure.

(b)         Administration;   Reports.   In   general,   to   attend   to  all
      non-discretionary  details in connection with maintaining custody of the
      Receivable  Files  on  behalf  of  the  Receivables  Holders  as  may be expressly  provided  herein or as may be  required  or  customary  for a custodian or bailee.  In addition,  Custodian shall assist the Indenture
      Trustee  and  the  Servicer  (at  Servicer's   cost)  generally  in  the
      preparation of reports to holders or to regulatory  bodies to the extent necessitated by Custodian's custody of the Receivable Files.

Section 3.6.      Access to  Records.  Custodian  shall  permit the  Indenture
Trustee and its duly authorized  agents,  attorneys or auditors to inspect the
Receivable  Files  and the  books  and  records  maintained  by the  Custodian pursuant  hereto  at such  reasonable  times as they may  reasonably  request, subject only to compliance with the terms of the Sale and Servicing Agreement.

Section 3.7.      Instructions;  Authority  to Act.  The  Custodian  shall  be deemed to have received  proper  instructions  with respect to the  Receivable
Files  upon its  receipt  of  written  instructions  signed  by a  Responsible
Officer  of  the  Indenture   Trustee  and  may  conclusively   rely  on  such
instructions.  In  addition,  the  Custodian  may  conclusively  rely upon any release  request  delivered  to it in the  form  attached  as  Exhibit B  duly

                                        5

executed by an  authorized  officer of the Servicer as set forth on Annex 1 to
Exhibit B and, if required by the terms thereof, by the Indenture Trustee.

                                   ARTICLE IV

                    OWNERSHIP AND TRANSFER OF RECEIVABLES

Section 4.1.      Transfer of  Receivables.  The  delivery of  Receivables  in connection with any Transfer shall occur in the following manner:

(i)   Upon  receipt  of a  Transfer  Certificate,  Custodian  shall  deliver a
            Custodian   Certification   certifying  that  it  is  holding  the
            Receivable  Files  delivered  to it on  behalf  of the  transferee referred to in such Transfer Certificate;

(ii)  Custodian  shall  within 15 days of its  receipt of the  delivery of the
            Receivable Files:

(a)   determine  whether  each  Receivable  File  listed  on the  Schedule  of
                  Receivables  has been  delivered to  Custodian,  and whether
                  Custodian  is  able to  deliver  a  Custodian  Certification certifying that it is in possession of each Receivable File;

(b)   promptly  advise  the  applicable   Receivables  Holder,  the  Indenture
                  Trustee,  the  Originator,  the Servicer,  the Depositor and
                  each of the Rating  Agencies by  telephone  or by  facsimile transmission  if it  determines  that  any  Receivable  File referred  to in clause  (a) above has not been so  delivered and take no further action under this  Section 4.1  until it determines  that such Receivable File has been so delivered;
                  and

(c)   upon  determining  that  such  Receivable  File has  been so  delivered,
                  Custodian shall issue and deliver to applicable  Receivables
                  Holder a Custodian  Certification  certifying  that it is in possession of each Receivable File.

Section 4.2.      Substitution  and Purchase of  Receivables.  The purchase of
Receivables   pursuant  to   Section 6.02   of  the  Purchase   Agreement  and
Section 3.02,  Section 3.05(b)  or  Section 4.07  of the  Sale  and  Servicing
Agreement shall occur in the following manner:

(i)   On or before  the date of such  purchase,  the  Servicer  shall send the
            Indenture  Trustee  notice,  with a copy to Custodian,  indicating the Receivables to be purchased and the aggregate  purchase prices to be paid on such date.

(ii)  Upon receiving  written  confirmation  in the form annexed as Exhibit B, from the Depositor and the Issuing  Entity that they have received the  applicable  Purchase  Amount,  Custodian  shall return to the applicable  party (as identified to the Custodian by the Indenture
            Trustee) Receivable Files related to the Receivables  purchased on such date.

                                        6

Section 4.3.      No Service  Charge for Transfer of  Receivables.  No service charge  shall be made for any  transfer  of  Receivables,  but  Custodian  may require  payment  from the  relevant  transferor  (other  than  the  Indenture
Trustee) of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any transfer of Receivables.

Section 4.4.      Defeasance.   When  a   Receivable   is   purchased  by  the
Servicer,  the  Depositor  or the  Originator  pursuant  to the  terms  of the
Purchase  Agreement  and the  Sale and  Servicing  Agreement,  the  applicable
Receivables  Holder's  interest in such  Receivable  and all  Collateral  with respect to such  Receivable  shall  terminate,  such  Receivable  and  related
Collateral   shall  be  conveyed  to  the  Servicer,   the  Depositor  or  the
Originator,  as applicable,  and the Receivables  Holder's  rights,  title and interest  therein shall cease,  and the  Indenture  Trustee shall execute such instruments  acknowledging  termination  and  discharge  of  such  pledge  and security interest as are required by applicable law.

                                  ARTICLE V

                                  CUSTODIAN

Section 5.1.      Representations,  Warranties  and  Covenants  of  Custodian.
Custodian  hereby   represents  and  warrants  to,  and  covenants  with,  the
Originator,  the Depositor, the Servicer, the Issuing Entity and the Indenture
Trustee, that as of the date of each Custodian Certification:

(i)   Custodian  is duly  organized,  validly  existing  and in good  standing under the laws of the United States;

(ii)  Custodian has the full power and authority to hold each  Receivable,  to hold  title to the  Receivables  as  custodian  on  behalf  of the
            Receivables Holders,  and to execute,  deliver and perform, and to enter into and consummate all  transactions  contemplated  by this
            Agreement,  has  duly  authorized  the  execution,   delivery  and
            performance  of this  Agreement,  has duly  executed and delivered this Agreement,  and this Agreement constitutes a legal, valid and
            binding  obligation  of  Custodian,   enforceable  against  it  in
            accordance  with its terms,  except as  enforcement  of such terms
            may  be  limited  by   bankruptcy,   insolvency  or  similar  laws
            affecting the  enforcement of creditors'  rights  generally and by the availability of equitable remedies;

(iii) Neither the  execution and delivery of this  Agreement,  the delivery of
            Receivables   to   Custodian,   the  issuance  of  the   Custodian
            Certifications,  the consummation of the transactions contemplated hereby or thereby,  nor the  fulfillment of or compliance with the terms and  conditions  of this  Agreement  will  conflict  with or result in a breach of any of the terms,  conditions  or provisions of  Custodian's  charter or bylaws or any  agreement or instrument to which  Custodian  is now a party or by  which it is  bound,  or constitute  a default  or result in an  acceleration  under any of the  foregoing,  or  result  in the  violation  of any law,  rule, regulation,  order,  judgment or decree to which  Custodian or its property is subject;

                                        7

(iv)  Custodian  does not  believe,  nor does it have any  reason  or cause to believe,  that it cannot perform each and every covenant contained in this Agreement;

(v)   To  Custodian's  knowledge  after due  inquiry,  there is no  litigation
            pending  or   threatened,   which  if   determined   adversely  to
            Custodian,  would  adversely  affect the  execution,  delivery  or enforceability  of  this  Agreement,  or  any  of  the  duties  or
            obligations  of  Custodian  hereunder,   or  which  would  have  a
            material adverse effect on the financial condition of Custodian;

(vi)  No  consent,   approval,   authorization   or  order  of  any  court  or
            governmental  agency  or  body  is  required  for  the  execution,
            delivery  and   performance  by  Custodian  of  or  compliance  by
            Custodian  with  this  Agreement  or  the   consummation   of  the
            transactions contemplated hereby;

(vii) Upon written  request of the  Indenture  Trustee,  Custodian  shall take such steps as  requested  by the  Indenture  Trustee to protect or maintain any interest in any Receivable; and

(viii)      The  Custodian  has not been  notified by any party other than the
            Originator,  the  Depositor,  the Issuing Entity and the Indenture
            Trustee  that any such  third  party  claims  an  interest  in the
            Receivables  or  the  Receivable  Files  nor  is  any  such  party requesting  the  Custodian  to act as a bailee with respect to the
            Receivables or the Receivable Files.

            Custodian  makes  no  representations  or  warranties  as  to  the validity, legality, sufficiency,  enforceability,  perfection,  genuineness or prior  recorded  status of any of the documents  contained in each  Receivable
File or the collectability,  insurability, effectiveness or suitability of any
Receivable.

Section 5.2.      Charges and  Expenses.  The  Depositor  will pay all fees of
Custodian  in  connection  with the  performance  of its duties  hereunder  in accordance  with  written  agreements  to be  entered  into  from time to time between the  parties  hereto and  Custodian,  including  fees and  expenses of counsel  incurred by Custodian  in the  performance  of its duties  hereunder;
provided,  however, that (i) Custodian shall in no event acquire any lien upon any Receivable  deposited  under this  Agreement or the Purchase  Agreement or the Sale and Servicing Agreement,  or any claim against any Receivables Holder by  reason of the  failure  of the  Depositor  to pay any of such  charges  or expenses  and  (ii) in  the  event  the  Depositor  fails  to pay the fees and expenses  of  Custodian  as set forth in such  written  agreements,  Custodian shall have no  obligation  to take actions or incur costs in  connection  with this  Agreement  unless  the  Depositor  or another  Person has made  adequate provision for payment of Custodian's  fees and expenses.  The Depositor  shall indemnify  the  Custodian  against  payment of any  documentary  stamp  taxes, intangible taxes and other similar taxes,  penalties and interest  incurred in connection with the Receivables and the transactions contemplated hereby.

Section 5.3.      No Adverse  Interests.  Custodian  covenants and warrants to the  Originator,  the  Depositor,  the  Servicer,  the Issuing  Entity and the

                                        8

Indenture  Trustee,  that  as of the  date of  each  Custodian  Certification:
(i) it  holds no adverse  interest,  by way of security or  otherwise,  in any
Receivable;  and (ii) the  execution of this Agreement and the creation of the custodial  relationship  hereunder  does not  create any  interest,  by way of security  or  otherwise,  of  Custodian  in or to any  Receivable,  other than
Custodian's rights as custodian hereunder.

Section 5.4.      Inspections.   Upon  reasonable   prior  written  notice  to
Custodian,  the Servicer,  the Depositor,  the Indenture Trustee,  the Issuing
Entity and such Person's agents,  accountants,  attorneys and auditors will be permitted  during  normal  business  hours to examine  Custodian's  documents, records and other  papers in  possession  of or under the control of Custodian relating to the Receivables.

Section 5.5.      Insurance.  Custodian  shall,  at its own expense,  maintain at all times  during the  existence of this  Agreement  and keep in full force and effect,  (1) fidelity  insurance,  (2) theft of documents  insurance,  and
(3) forgery insurance subject to deductibles,  all as is customary for amounts and with  insurance  companies  reasonably  acceptable to the Servicer and the
Indenture  Trustee.  A certificate of the  respective  insurer as to each such policy  or a  blanket  policy  for such  coverage  shall be  furnished  to the
Servicer or the  Indenture  Trustee,  upon request,  containing  the insurer's statement or  endorsement  that such  insurance  shall not terminate  prior to receipt by such party, by registered mail, of 10 days advance notice thereof.

Section 5.6.      Limitation of Liability.  Custodian  assumes no  obligation, and shall be subject to no  liability,  under this  Agreement,  except for its negligence or willful  misconduct in the  performance of the  obligations  and duties as are  specifically  set forth herein.  Custodian  shall not be liable for any action or non-action  by it in reliance on advice of counsel  believed by it in good faith to be competent to give such  advice.  Custodian  may rely and shall be  protected  in acting upon any written  notice,  order,  request, direction  or other  document  believed  by it to be genuine  and to have been signed or  presented  by the proper  party or parties.  Except with respect to the  willful  misconduct  of the  Custodian,  neither  the  Custodian  nor its directors,  officers  and  agents  shall be held  liable for any  indirect  or consequential  damages  resulting from any action taken or omitted to be taken by it or them under or in connection with this  Agreement,  even if advised of the  possibility  of such  damages.  The  provisions of this Section 5.6 shall survive the termination of this Agreement.

Section 5.7.      Indemnification.  Servicer  agrees  to  indemnify  Custodian against,  and to hold it  harmless  from,  any  liabilities,  and any  related out-of-pocket expenses,  which it may incur in connection with this Agreement, the Sale and  Servicing  Agreement,  the Purchase  Agreement or the  Custodian
Certifications,  other  than  any  liabilities  and  expenses  arising  out of
Custodian's  negligence  or  willful  misconduct.   The  Custodian  agrees  to
indemnify,  defend  and  hold  harmless  the  Indenture  Trustee  against  any liability to  Noteholders or  Certificateholder  arising out of the negligence or willful  misconduct of the Custodian (a) in the preparation or execution of any Custodian  Certification  or (b) resulting in the loss of Receivable Files
in  the   custody   of   the   Custodian.   This   indemnity   shall   include
indemnification  as to reasonable  attorneys'  fees and costs,  whether or not suit be brought,  and including  such fees and costs on appeal.  The Indenture
Trustee  shall give prompt  written  notice to the  Custodian of any claim for which  indemnity  is or may be sought and shall  afford to the  Custodian  the opportunity to defend such claim.

                                        9

Section 5.8.      Further Rights of Custodian.

(a)         If the  Custodian  is at any  time  uncertain  of its  obligations hereunder,  the  Custodian,  upon prior written  notice to the Indenture
      Trustee,  the Issuing  Entity,  the  Originator,  the  Depositor and the
      Servicer,  may  refrain  from  taking  any action  with  respect to such matter until such  uncertainty is removed.  If  conflicting  demands are made  on the  Custodian  with  respect  to  any  matter,  the  Indenture
      Trustee's  demand shall  control,  except during the period prior to the
      issuance  of  the   Trustee's   Custodian   Certification   pursuant  to
      Section 3.1  hereof,  when the applicable  Receivables  Holder's  demand shall  control  and the  Custodian  shall have the right to rely on such controlling  demand.  The  Custodian  shall  have the  right in any such case  to  interplead  any  or  all of  the  documents  contained  in the
      Receivable  Files  in  a  court  of  competent  jurisdiction  and,  upon delivery  thereof,  shall have no further  obligations  thereunder  with respect to such documents.

(b)         The  obligations  of the Custodian  shall be determined  solely by the express provisions of this Agreement.  No representation,  warranty, covenant or obligation  of the  Custodian  shall be implied with respect
      to  this  Agreement  or  the  Custodian's  service  hereunder.   Without
      limiting  the   generality  of  the  foregoing   statement,   except  as
      specifically   required   herein,   the  Custodian  shall  be  under  no
      obligation  to  inspect,  review  or  examine  the  Receivable  Files to determine that the contents thereof are complete,  genuine,  enforceable or  appropriate  for the  represented  purpose  or that  they  have been actually  recorded or filed in  required  offices or that they are other than what they purport to be on their face.

(c)         No  provision of this  Agreement  shall  require the  Custodian to spend or risk its own funds or otherwise  incur  financial  liability in performance  of its duties  under this  Agreement  unless,  pursuant  to
      Section 5.2   hereof,   adequate   provision   has  been  made  for  the
      reimbursement of the Custodian's expenses hereunder.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

Section 6.1.      Amendment.  This  Agreement may be amended from time to time by Custodian, the Originator,  the Depositor, the Servicer, the Issuing Entity
and the  Indenture  Trustee by written  agreement  signed by such  parties and upon satisfaction of the Rating Agency Condition.

Section 6.2.      Governing  Law.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND
CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT
REFERENCE TO ITS  CONFLICT OF LAW  PROVISIONS  (OTHER THAN SECTION  5-1401 AND
5-1402 OF THE GENERAL  OBLIGATIONS  OF LAW), AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

                                        10

Section 6.3.      Notices.  All demands,  notices and communication  hereunder shall be in writing and shall be deemed to have been duly given if  personally delivered at or mailed by overnight mail,  certified mail or registered  mail, postage  prepaid,  to  (i) in  the case of the  Servicer  and the  Originator,
Caterpillar Financial Services Corporation,  2120 West End Avenue,  Nashville,
Tennessee  37203-0001,   (ii) in  the  case  of  the  Depositor,   Caterpillar
Financial Funding  Corporation,  4040 S. Eastern Avenue, Suite 344, Las Vegas,
Nevada  89119,  (iii) in  the case of the Issuing  Entity,  c/o [Name of Owner
Trustee],  as Owner Trustee, c/o [Address],  with a copy to the Administrator,
Caterpillar Financial Services Corporation,  2120 West End Avenue,  Nashville,
Tennessee  37203-0001,  (iv) in the case of the  Indenture  Trustee,  [Name of
Indenture  Trustee],  [Address],  (v) in the case of the  Custodian,  [Name of
Custodian],  [Address],  and (vi) in the case of the Rating Agencies, at their respective  addresses set forth in the Sale and Servicing  Agreement,  and, in each such case, at such other  addresses as may hereafter be furnished to each party hereto in writing.

Section 6.4.      Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or enforceability of the other covenants,  agreements,  provisions or terms of this Agreement.

Section 6.5.      No  Partnership.  Nothing herein  contained  shall be deemed or construed to create a  co-partnership  or joint venture  between  Custodian and the other parties hereto.

Section 6.6.      Termination   of   Agreement.   This   Agreement   shall  be
terminated  upon  termination  of the Sale and  Servicing  Agreement or at the option of  Indenture  Trustee  on 30 days  written  notice to  Custodian,  the
Servicer, the Depositor,  the Issuing Entity and the Originator.  Concurrently
with, or as soon as practicable  after,  the  termination  of this  Agreement,
Custodian  shall  redeliver the Receivable  Files to the Indenture  Trustee at such place as the Indenture  Trustee may  reasonably  designate and until such redelivery,  Custodian  shall hold such  Receivable  Files in its sole custody and  control  as  custodian  for  and  bailee  of the  Indenture  Trustee.  In connection  with  the  administration  of this  Agreement,  Custodian  and the
Indenture  Trustee may agree from time to time upon the  interpretation of the provisions of this Agreement,  as such  interpretation may in their opinion be consistent  with the general  tenor and purposes of this  Agreement,  any such interpretation to be signed and annexed hereto.

Section 6.7.      Counterparts.     This    Agreement    may    be    executed
simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 6.8.      Assignment.  No party hereto shall sell,  pledge,  assign or otherwise  transfer this  Agreement  without the prior written  consent of the other parties hereto and satisfaction of the Rating Agency Condition.

Section 6.9.      Headings.  Section headings are for reference  purposes only and shall not be construed as a part of this Agreement.

                                        11

Section 6.10.     Advice of Counsel.  Custodian  shall be entitled to rely and act upon  advice of counsel  with  respect  to its  performance  hereunder  as
Custodian  and shall be  without  liability  for any action  reasonably  taken pursuant to such  advice,  provided  that such action is not in  violation  of
application   federal  or  state  law.   This   paragraph   shall  not  negate
Custodian's obligations under Section 5.7.

Section 6.11.     No Petition.  Custodian,  by entering  into this  Agreement, hereby  covenants and agrees that it will not at any time (whether or not this
Agreement has been terminated)  institute against the Depositor or the Issuing
Entity,  or join in any  institution  against  the  Depositor  or the  Issuing
Entity  of,  any  bankruptcy,   reorganization,   arrangement,  insolvency  or
liquidation proceedings,  or other proceedings under any United States federal or  state  bankruptcy  or  similar  law in  connection  with  any  obligations relating to the  Certificate,  the Notes,  this  Agreement or any of the other
Basic Documents.

Section 6.12.     Resignation of Custodian.

(a)         The   Custodian   may  at  any  time  resign  and   terminate  its
      obligations  under this  Agreement  upon at least 90 days' prior written notice to the Servicer and the Indenture  Trustee.  The Custodian may be
      removed at any time at the  written  request of the  Indenture  Trustee.
      In the event of such  resignation  or  removal,  the  Indenture  Trustee shall appoint a successor  custodian  acceptable to the Servicer,  which appointment must satisfy the Rating Agency  Condition.  If the Indenture
      Trustee  fails to  appoint a  successor  custodian  within 30 days,  the
      Servicer  shall  appoint a  successor  custodian.  In no event shall the resignation  of the Custodian be effective  until a successor  custodian
      is  duly  appointed   hereunder.   One  original   counterpart  of  such
      instrument  of  appointment  shall be delivered to each of the Servicer, the  Custodian and the successor  custodian.  The Servicer  shall notify the  Rating  Agencies  of  any  such  resignation  or  removal  and  the appointment of a successor custodian.

(b)         In the event of any  resignation,  the  Custodian  shall  promptly transfer to the successor  custodian (or to the Indenture  Trustee if no
      successor   custodian  has  been   appointed)  all  of  the  Receivables
      (including the Receivable  Files) in its possession under this Agreement and take such other action as may be requested by the Indenture  Trustee to  effect  the  transfer  of the  Custodian's  Receivable  Files to the successor custodian,  which shall provide a written receipt for all such transferred  documents and instruments.  On completion of such transfer, the  Custodian  shall be relieved of all  further  responsibilities  and obligations hereunder.

Section 6.13.     Limitation  of  Liability  of  Indenture  Trustee and Owner
Trustee.

(a)         Notwithstanding  anything contained herein to the contrary,  in no event shall [NAME] in its  individual  capacity  have any  liability for
      the  representations,   warranties,   covenants,   agreements  or  other
      obligations  of the  Issuer  hereunder  or in  any of the  certificates, notices or  agreements  delivered  pursuant  hereto,  as to all of which recourse shall be had solely to the assets of the Issuer.

                                        12

(b)         Notwithstanding  anything  contained herein to the contrary,  this instrument  has been  countersigned  by  [Name],  not in its  individual capacity but solely as Owner Trustee,  and in no event shall [Name] have
      any   liability   for  the   representations,   warranties,   covenants,
      agreements  or other  obligations  of the Issuer  hereunder or in any of the certificates,  notices or agreements  delivered  pursuant hereto, as to all of  which  recourse  shall be had  solely  to the  assets  of the
      Issuer.  For all purposes of this  Agreement,  in the performance of any duties or obligations of the Issuer  hereunder,  the Owner Trustee shall be  subject  to,  and  entitled  to  the  benefits  of,  the  terms  and provisions of Article VI, VII and VIII of the Trust Agreement.

                                 ARTICLE VII

                           REGULATION AB COMPLIANCE

Section 7.1.      Additional  Representations  and Warranties of the Custodian.

(a)     The Custodian hereby  represents and warrants that the information set forth under the caption "The Receivables Pool – Custodial  Arrangements"
      (the  "Custodian   Disclosure")  in  the  Prospectus   Supplement  dated
      [__________]   relating  to  the  Notes  does  not  contain  any  untrue
      statement of a material  fact or omit to state a material  fact required to be  stated  therein  or  necessary  in order  to make the  statements therein,  in the light of the circumstances  under which they were made, not misleading.

(b)     The Custodian  shall be deemed to represent and warrant as of the date hereof  and  on  each  date  on  which  information  is  provided  under
      Section 7.2  that,  except as disclosed in writing to the Servicer prior to such date:  (i) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance  by it of its
      Custodian  obligations under this Agreement;  (ii) there are no legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material  to holders of the Notes;  and (iii) there are
      no  affiliations,   relationships   or  transactions   relating  to  the
      Custodian with respect to the  Originator,  Servicer,  Depositor,  Owner
      Trustee,  Indenture Trustee or other material transaction party (as such terms  are  used  in  Regulation  AB)  relating  to  the  securitization transaction contemplated by the Agreement.

(c)     If so  requested  by  the  Servicer  or  the  Depositor  on  any  date following the Closing Date,  the Custodian  shall,  within five Business
      Days  following  such  request,  confirm in writing the  accuracy of the representations  and  warranties  set  forth  in  paragraph  (b) of this
      Section or, if any such  representation  and warranty is not accurate as
      of  the  date  of  such  confirmation,   provide   reasonably   adequate
      disclosure of the pertinent facts, in writing, to the requesting party.

                                        13

Section 7.2.      Additional  Representations  and Warranties of the Custodian.
For so long as  the  Notes are  outstanding,  for the  purpose  of  satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Custodian shall (a) notify the Servicer in writing of any material  litigation or  governmental  proceedings  pending or known to be contemplated against the Custodian that would be material to Noteholders,  and
(b) provide to the Servicer a written  description of such proceedings.  As of the date the  Servicer  files  each  Report  on Form  10-D or Form  10-K  with respect to the  Notes,  the  Custodian  will be deemed to  represent  that any information  previously  provided under this Article VII is materially correct and does not have any material  omissions unless the Custodian has provided an update to such information.

Section 7.3.      Report on Assesment of Compliance and Attestation

            On or before March 15 of each calendar year, the Custodian shall:

(a)     deliver to the  Servicer a report  (in form and  substance  reasonably satisfactory to the Servicer)  regarding the  Custodian's  assessment of
      compliance   with  the   applicable   servicing   criteria   during  the
      immediately  preceding calendar year, as required under Rules 13a-18 and
      15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Servicer and signed by an  authorized  officer of the Custodian; and

(b)     deliver to the  Servicer a report of a  registered  public  accounting firm reasonably  acceptable to the Servicer that attests to, and reports on, the  assessment  of  compliance  made by the Custodian and delivered pursuant  to the  preceding  paragraph.  Such  attestation  shall  be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation  S-X under the Securities Act and the Exchange Act.

Section 7.4.      Indemnification;  Remedies.  The Custodian  shall  indemnify the  Originator,  the  Servicer,  the  Depositor,  and each  affiliate of such parties and each Person who controls  any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange Act), and
the respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and  shall  hold  each of them  harmless  from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(a)    (i) any untrue  statement of a material fact contained or alleged to be contained  in the  Custodian  Disclosure  and any  information,  report, certification,  accountants'  attestation  or  other  material  provided under this Article VII by or on behalf of the  Custodian  (collectively, the "Custodian  Information"),  or (ii) the omission or alleged omission to state in the  Custodian  Information  a material  fact required to be stated in the  Custodian  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

(b)     any  failure by the  Custodian  to deliver  any  information,  report, certification,  accountants'  attestation  or other material when and as required under this Article VII.

                                        14

                           [Signature Pages Follow]

                                        15

            IN WITNESS WHEREOF,  the parties hereto have caused their names to be signed hereto by their respective  officers thereunto duly authorized,  all as of the day and year first above written.

                                       ORIGINATOR

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION

                                       By:_____________________________________
                                            Name:
                                            Title:

                                       SERVICER

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Servicer

                                       By:_____________________________________
                                            Name:
                                            Title:

                                       DEPOSITOR

                                       CATERPILLAR FINANCIAL FUNDING
                                       CORPORATION, as Depositor

                                       By:_____________________________________
                                            Name:
                                            Title:

                                      ISSUING ENTITY

                                       CATERPILLAR FINANCIAL ASSET TRUST
                                       200[_]-[_]

                                       By:  [NAME], not in its individual
                                            capacity but solely as Owner
                                            Trustee under the Trust Agreement

                                       By:_____________________________________
                                            Name:  __________
                                            Title: __________

                                       [NAME]

                                       [NAME], as Indenture Trustee

                                       By:_____________________________________
                                            Name:  __________
                                            Title: __________

                                       CUSTODIAN

                                       [NAME], as Custodian

                                       By:_____________________________________
                                            Name:  __________
                                            Title: __________

                                   EXHIBIT A

                           CUSTODIAN CERTIFICATION

                                                        Certification No._____

                                    [DATE]

To:   [DEPOSITOR]
      [ISSUING ENTITY]
      [INDENTURE TRUSTEE]

            Re:   Custodial  Agreement,  dated as of [Date]  (the  "Custodial
                  Agreement"),  by and among  Caterpillar  Financial  Services
                  Corporation  (the   "Originator"),   Caterpillar   Financial
                  Services   Corporation,   as  Servicer   (the   "Servicer"),
                  Caterpillar     Financial    Funding     Corporation    (the
                  "Depositor"),  Caterpillar  Financial Asset Trust 200[_]-[_]
                  (the "Issuing  Entity"),  [NAME],  as Indenture Trustee (the
                  "Indenture   Trustee")   and  [NAME],   as  Custodian   (the
                  "Custodian")

Gentlemen:

            [In   accordance   with  the  provisions  of  Section 4.1  of  the
above-referenced  Custodial Agreement, the Custodian hereby certifies (i) that it has received the Receivable  Files delivered to it by the  Originator,  and
(ii) that as to each  Receivable,  Custodian  holds  such  Receivable  and the other  documents  in the  related  Receivable  File in its  name as  custodian solely  on behalf  of and for the  benefit  of [the  Depositor]  [the  Issuing
Entity] [the  Indenture  Trustee],  without  written notice (a) of any adverse claims,  liens or  encumbrances,  (b) that any  Receivable  was overdue or has been  dishonored,  (c) of  evidence  on the  face of any  Receivable  or other document in the Receivable File of any security  interest  therein,  or (d) of any  defense  against  or claim to the  Receivable  by any other  party.]  [In
accordance  with  the  provisions  of  Section 4.1  of  the   above-referenced
Custodial  Agreement,  the Custodian hereby certifies that it has received all
of  the  Receivable   Files   identified  on  the  Receivable   Schedule  (the
"Receivable  Schedule")  attached hereto dated as of [Date].  The undersigned, as Custodian,  confirms that the  Receivable  number in each  Receivable  File conforms  to  the  respective  Receivable  number  listed  on  the  Receivable
Schedule.]  Capitalized  terms used herein without  definition  shall have the meanings ascribed to them in the Custodial Agreement.

            Custodian  makes  no  representations  or  warranties  as  to  the
validity,  legality,   sufficiency,   enforceability,   genuineness  or  prior
recorded  status of any of the documents  contained in each Receivable File or
the  collectability,   insurability,   effectiveness  or  suitability  of  any
Receivable.

                                        A-1

            [Upon  repurchase  of the  Receivables  to  which  this  Custodian
Certification  relates and payment of the  applicable  repurchase  price,  the
Receivables  to which this Custodian  Certification  relates shall be returned and released by  Custodian to the Person  paying such  repurchase  price,  and this  Custodian  Certification  shall  be  and be  deemed  to be  canceled  by
Custodian and of no force and effect.]

                                       ________________________________________,
                                       as Custodian

                                       By_______________________________________
                                            Name:
                                            Title:

                                        A-2

                                   EXHIBIT B

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [DATE]

To:   [Custodian]

            Re:   Custodial  Agreement,  dated  as of  [Date],  by  and  among
                  Caterpillar     Financial    Services    Corporation    (the
                  "Originator"),  Caterpillar  Financial Services Corporation,
                  as Servicer (the "Servicer"),  Caterpillar Financial Funding
                  Corporation (the "Depositor"),  Caterpillar  Financial Asset
                  Trust  200[_]-[_]  (the  "Issuing   Entity"),   [NAME],   as
                  Indenture  Trustee (the "Indenture  Trustee") and [NAME], as
                  Custodian ("Custodian")

            In connection with the  administration  of the Receivables held by you as Custodian under the above-referenced Custodial Agreement,  [_________], on behalf of [________],  requests the release,  and acknowledges  receipt, of the following for the Receivable described below, for the reason indicated:

A.    Documents Released

      _____ 1a.   Installment Sale Contract or Lease  b.    Principal  Balance
                  ____________________

      _____ 2.    Other documents:____________________________
                  ____________________________________________
                  ____________________________________________
                  ____________________________________________

B.    Obligor's Name, Address & Zip Code:

C.    Receivable Number:

D.    Reason for Requesting Documents (check one)

      _____ 1.    Receivable Paid in Full.

      _____ 2.    Receivable  Repurchased  Pursuant to the Purchase  Agreement
                  or the Sale and Servicing Agreement.

      _____ 3.    Receivable Liquidated.

      _____ 4.    Receivable in Foreclosure or Repossession Proceedings.

      _____ 5.    Receivable to be modified or extended.

                        If box 1, 2 or 3 above is checked,  and if all or part
            of Receivable  File was previously  released to us, please release to us our  previous  receipt  on  file  with  you,  as well as any additional  documents  in your  possession  relating  to the above

                                        B-1

            specified  Receivable.  If box 1, 2 or 3 is  checked,  evidence of receipt of payment by the Indenture  Trustee is required  prior to release.

                        If box 4 or 5 above is  checked,  upon our  return  of
            all  of  the  above   documents  to  you  as   Custodian,   please
            acknowledge  your receipt by signing in the space indicated below, and returning this form.

                        If box 5 above is  checked,  after  giving  effect  to
            such release,  the aggregate  Principal Balance of all Receivables released in connection  with  modifications  and extensions  shall
            not  exceed  $[__________].   In  addition,  upon  return  of  the
            Receivable  File,  we are  deemed to certify  that the  Receivable
            File as returned  contains the related  Receivable  as so modified and extended.

                        If box 1, 2 or 3 above is  checked,  this  request  is
            only valid if also  executed by the  Depositor  and the  Indenture
            Trustee.

            Documents  released  hereby in connection  with a modification  or extension  must be  returned  to the  Custodian  on the same  Business  Day of release.

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Servicer

                                       By_______________________________________
                                            Name:
                                            Title:
                                            Date:

                                       [_______________________________________]

                                       By_______________________________________
                                            Name:
                                            Title:
                                            Date:
Documents returned to Custodian:

________________________________
as Custodian

By______________________________
     Name:
     Title:
     Date:

                                        B-2

                                   ANNEX 1

                       Authorized Officers of Servicer

                                        B-3

                                   EXHIBIT C

                             TRANSFER CERTIFICATE

[NAME],
as Custodian under the
Custodial Agreement (defined below
[Address]                                                               [DATE]
            Re:   Custodial  Agreement,  dated as of  [Date]  (the  "Custodial
                  Agreement"),  by and among  Caterpillar  Financial  Services
                  Corporation  (the   "Originator"),   Caterpillar   Financial
                  Services   Corporation,   as  Servicer   (the   "Servicer"),
                  Caterpillar     Financial    Funding     Corporation    (the
                  "Depositor"),  Caterpillar  Financial Asset Trust 200[_]-[_]
                  (the "Issuing  Entity"),  [NAME],  as Indenture Trustee (the
                  "Indenture Trustee") and [NAME], as Custodian ("Custodian")

To whom it may concern:

            Pursuant  to  Sections 3.1   and   4.1  of  the   above-referenced
Custodial  Agreement  (capitalized terms used herein but not otherwise defined shall  have  the  same  meanings  assigned  to  such  terms  in the  Custodial
Agreement),  we hereby advise you of the Transfer by the  undersigned  to [the
Depositor][the  Issuing  Entity][the  Indenture  Trustee]  of the  Receivables
identified  on  the   Receivable   Schedule[s]   attached   [hereto]  [to  the
[Depositor's    Custodian    Certification]    [Issuing   Entity's   Custodian
Certification]  with respect to the undersigned which we are delivering to you for  cancellation].  You are  instructed  to hold  such  Receivables  for [the
Depositor]  [the  Issuing  Entity] [the  Indenture  Trustee] and to deliver to
[the  Depositor][the  Issuing  Entity][the  Indenture Trustee] a [Depositor's]
[Issuing Entity's] [Trustee's] Custodian Certification  acknowledging that you hold such Receivables.

                                       Very truly yours,

                                       By_______________________________________
                                            Name:
                                            Title:

The  Custodian  hereby  acknowledges  receipt of
the  foregoing  instructions  and agrees to hold
such  Receivables  solely  for  [the  Depositor]
[the  Issuing  Entity] [the  Indenture  Trustee]
pursuant to the Custodial Agreement.

[NAME]

By:_________________________________
     Name:
     Title:

                                        C-1